                                                                    Exhibit 23.0


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-31015 and No. 333-79881) of BJ's Wholesale Club, Inc. of our report dated March 4, 2002 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2002